                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                  FEBRUARY 1998
                             PAYMENT March 16, 1998
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                           CUSIP#393534AB8
                                           Trust Account #33-31958-0
                                           Distribution Date: March 16, 1998

SECURITIZED NET INTEREST MARGIN                               PER $1,000
CERTIFICATES                                                   ORIGINAL
-------------------------------                               ----------
1.  Amount Available                     965,436.10

Interest

2.  Aggregate Interest                   208,541.30            2.25694048

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest      208,541.30

5.  Monthly Interest

Principal

6.  Current month's principal
    distribution                         756,894.80            8.19150216

7.  Remaining outstanding principal
    balance                           31,122,030.37           336.8185105
    Pool Factor                           .33681851

8.  Present value of the projected
    remaining aggregate cashflows of
    the Finance I Assets and the
    Residual Assets, as of the
    immediately preceding
    Distribution Date                541,243,609.12**

9.  Aggregate principal balance
    of loans refinanced by Green Tree
    Financial Corp.                    1,945,371.70

10. Weighted average CPR                      12.88%

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                  FEBRUARY 1998
                             PAYMENT March 16, 1998
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                           CUSIP#393534AB8
                                           Trust Account #33-31958-0
                                           Distribution Date: March 16, 1998





11. Weighted average CDR                              2.59%

12. Annualized net loss percentage                    1.30%

13. Delinquency     30-59 day                          .80%
                    60-89 day                         0.27%
                    90+ day                           0.55%
                    Total 30+                         1.62%





First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization as of 2/15/98.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
FEBRUARY 1998
PAYMENT March 16, 1998

                                            FEE ASSETS
                      -----------------------------------------------------
                      GUARANTEE            INSIDE                FEE ASSET
                        FEES                REFI                   TOTAL
                      ---------           ---------             -----------
GTFC 1994-1           233,192.79          19,307.32              252,500.11
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                      -----------         ---------              ----------
                      233,192.79          19,307.32              252,500.11



Total amount of Guarantee Fees and Inside                        252,500.11
Refinance Payments

Subordinated Servicing Fees                                      363,926.62

Payment on Finance 1 Note                                        616,426.73

Allocable to Interest (current)                                   48,622.56

Allocable to accrued but unpaid Interest                                .00

Accrued and unpaid Trustee Fees                                         .00

Allocable to Principal                                           567,804.17

Finance 1 Note Principal Balance                               6,864,943.31

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                  FEBRUARY 1998
                             PAYMENT March 16, 1998


                                         INSIDE
                     RESIDUAL             REFI              TOTAL
                     ----------         ----------        -----------
GTFC 1994-1                 .00               .00                .00
GTFC 1994-2           98,051.75         36,503.69         134,555.44
GTFC 1994-3                             28,701.89          28,701.89
GTFC 1004-4          141,828.02         43,924.02         185,752.04
                     ------------------------------------------------
                     239,879.77        109,129.60         349,009.37


Total Residual and Inside
Refinance Payments                                        349,009.37